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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            RALSTON PURINA COMPANY
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                                                  April 24, 2001




Dear ______________________:

     A proxy statement and proxy card regarding the special meeting of shareholders of Ralston Purina Company, scheduled for May 21, 2001, was recently mailed to you in connection with your holdings of restricted shares of the Company's common stock. Due to a processing error, the number of restricted shares was inadvertently printed incorrectly on your card.

     A duplicate proxy card is enclosed, with the appropriate number of restricted shares imprinted on it. The control number on this proxy card, which relates only to the number of shares of restricted stock in your restricted stock account, has not been changed. Therefore, if you have already voted the proxy previously provided to you with this control number, your vote with respect to these restricted shares will be tallied in accordance with your directions unless you change your vote. If you wish to change your vote with respect to these shares, you may do so by following the directions on the card and in the proxy statement. You may also revote the same way as your original vote and thereby reaffirm your vote. In any event, your latest vote will be the one that counts. If you have already voted and do not vote again, we will count all of the restricted shares shown on this revised proxy card as having been voted as you have previously directed.

     You are urged to vote any proxies you receive in order to assure that your directions are received with respect to all shares for which you have voting rights.



                                                    Nancy E. Hamilton
                                                    Vice President and Secretary